American Century Investment Trust Summary Prospectus and Prospectus Supplement High-Yield Fund
Supplement dated March 29, 2025 ■ Summary Prospectus and Prospectus dated August 1, 2024

Effective June 24, 2025, the fund’s investment advisor plans to change the fund’s investment process to employ a systematic credit strategy, in which portfolio managers will utilize data and technology to apply quantitative methods to identify diversified sources of return. The fund may experience an increase in transaction costs and portfolio turnover as the investment advisor repositions the portfolio to align with the new strategy. This repositioning is expected to take place over several weeks following the June 24, 2025 effective date. In connection with the change in strategy, the fund’s management fee will be reduced and will change from a stepped fee schedule to a flat fee schedule, and the fund's performance benchmark will change to the ICE BofA US High Yield Constrained Index.

The following changes are effective June 24, 2025:

The following replaces the Fees and Expenses table on pages 1 and 2 of the summary prospectus and page 2 of the prospectus:

Shareholder Fees (fees paid directly from your investment)
	Investor	I	Y	A	C	R	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	None¹	1.00%	None	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $25,000 or shareholder has elected electronic delivery)	$25	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5	R6
Management Fee[2]	0.67%	0.57%	0.47%	0.67%	0.67%	0.67%	0.47%	0.42%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.70%	0.60%	0.50%	0.95%	1.70%	1.20%	0.50%	0.45%
1    Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.
2    The management fee has been restated to reflect the decrease in the management fee schedule effective June 24, 2025.

The following replaces the Example section on page 2 of the summary prospectus and prospectus:

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated), that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$72	$224	$390	$871
I Class	$61	$193	$335	$751
Y Class	$51	$161	$280	$629

	1 year	3 years	5 years	10 years
A Class	$543	$740	$952	$1,564
C Class	$173	$537	$924	$1,808
R Class	$123	$382	$660	$1,454
R5 Class	$51	$161	$280	$629
R6 Class	$46	$145	$252	$567

The following replaces the last paragraph of the Principal Investment Strategies section on page 2 of the summary prospectus and page 3 of the prospectus:

The portfolio managers follow a systematic process that utilizes data and technology to identify diversified sources of return. The approach uses a disciplined, model-driven investment process that is designed to take advantage of inefficiencies in the high yield bond market and deliver attractive performance through security selection. The portfolio managers use quantitative models and tools to evaluate securities based on a number of factors, such as a bond’s spread, its price, the issuer’s equity momentum, and the issuer’s profitability, to construct a portfolio that is diversified and has balanced factor exposures. The portfolio managers then review the output of the quantitative model and, if necessary, make adjustments based on situations such as extraordinary economic events, corporate developments, or liquidity issues.

The following replaces the entry for Gavin Fleischman on page 5 of the summary prospectus and prospectus:

Muting Ren, CFA, Vice President, Senior Portfolio Manager and Head of Systematic Credit has served on teams managing fixed income investments since joining the advisor in 2023.

The following replaces the seventh paragraph of the What are the fund’s principal investment strategies? section on page 7 of the prospectus:

The portfolio managers follow a systematic process that utilizes data and technology to identify diversified sources of return. The approach uses a disciplined, model-driven investment process that is designed to take advantage of inefficiencies in the high yield bond market and deliver attractive performance through security selection. The portfolio managers use quantitative models and tools to evaluate securities based on a number of factors, such as a bond’s spread, its price, the issuer’s equity momentum, and the issuer’s profitability, to construct a portfolio that is diversified and has balanced factor exposures. The portfolio managers then review the output of the quantitative model and, if necessary, make adjustments based on situations such as extraordinary economic events, corporate developments, or liquidity issues.

The fourth paragraph of The Investment Advisor section on page 10 of the prospectus is deleted.

The following replaces the entry for Gavin Fleischman in The Fund Management Team section on page 11 of the prospectus:

Muting Ren
Mr. Ren, Vice President, Senior Portfolio Manager and Head of Systematic Credit has served on teams managing fixed income investments since joining the advisor in 2023. Prior to joining American Century, Mr. Ren was a Senior Vice President, Systematic Credit Team Lead and Portfolio Manager at AllianceBernstein. He has a bachelor’s degree in finance from University of International Business and Economics, Beijing and a Masters in Financial Engineering from City University of New York, Baruch College. He is a CFA charterholder.

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